UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2019

BAKER HUGHES, A GE COMPANY	BAKER HUGHES, A GE COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road
Houston, Texas 77073
Registrant’s telephone number, including area code: (713)
 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Name of each exchange on which registered

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BHGE	New York Stock Exchange
5.125% Senior Notes due 2040	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

Equity Repurchase Agreement
On September 9, 2019, Baker Hughes, a GE company (the “Company”) and Baker Hughes, a GE company, LLC (“BHGE LLC”) entered into an agreement with General Electric Company (“GE”) and GE Oil & Gas US Holdings I, Inc. (together with GE, the “GE Parties”) related to the repurchase of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”), and the corresponding BHGE LLC common units (the “Agreement”).
Under the terms of the Agreement, the Company will repurchase from the GE Parties, in a privately negotiated transaction, $250,000,000 of shares of the Company’s Class B common stock, together with an equal number of associated BHGE LLC common units (“LLC Units”), at a price equal to the price per share at which certain underwriters will purchase shares of the Class A common stock from certain GE Parties in the Offering. The Offering is not conditioned upon the completion of the share repurchase, but the share repurchase is conditioned upon the completion of the Offering and will be completed immediately following the Offering.
The foregoing description of the Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
Item 8.01	Other Events.

On September 10, 2019, the Company issued a press release announcing the offering by GE of 105 million shares of Class A common stock of the Company (the “Offering”). The underwriters will have the option to purchase within 30 days from the date of the prospectus supplement relating to the Offering up to an additional 15.75 million shares of Class A common stock from GE. In connection with the Offering, the Company also announced that, while it has not completed its third quarter, given recent geopolitical and industry driven dynamics, timing of certain customer and supply chain driven events may modestly impact its third quarter results and shift into the fourth quarter. In connection with this offering and within the 20-40 basis point negative impact of the GE separation previously outlined, the Company expects to begin to incur increased separation expenses. Such expectations are forward looking, and no undue reliance should be placed on these expectations. See “Cautionary Statement Concerning Forward-Looking Statements.”
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This report shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements contained in this report constitute “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements, other than historical facts, including statements regarding the presentation of our operations in future reports and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.
Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, the risk factors identified in the “Risk Factors” section of the Annual Report on Form
10-K
for the year ended December 31, 2018, the Quarterly Reports on Form
10-Q
for the quarterly period ended March 31, 2019 and the quarterly period ended June 30, 2019 and those set forth from time-to-time
in other filings by BHGE with the SEC. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval system at http://www.sec.gov. The Company undertakes no obligation to, and expressly disclaims any obligation to, publicly update or revise any forward-looking statement, whether as a result of new information or developments, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Equity Repurchase Agreement, dated as of September 9, 2019, by and among Baker Hughes, a GE company, Baker Hughes, a GE company, LLC and GE Parties

99.1	News Release of Baker Hughes, a GE company dated September 10, 2019

101.SCH*	Inline XBRL Schema Document

101.CAL*	Inline XBRL Calculation Linkbase Document

101.LAB*	Inline XBRL Label Linkbase Document

101.PRE*	Inline XBRL Presentation Linkbase Document

101.DEF*	Inline XBRL Definition Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: September 10, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: September 10, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary